BLUE SKY NATURAL BEVERAGE CO.

BALANCE SHEET
SEPTEMBER 30, 2000 (Unaudited)
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


                                                                                                  September 30,
                                                                                                      2000
                                                                                                  -------------
                                            ASSETS

CURRENT ASSETS:
Cash                                                                                           $       5,024,998
Trade accounts receivable, net of allowance for doubtful
    accounts of $41,108                                                                                  221,678
Note receivable from stockholder, current portion                                                          5,638
                                                                                               ------------------
                                                                                                       5,252,314

NOTE RECEIVABLE FROM STOCKHOLDER, NET OF
    CURRENT PORTION                                                                                        6,932

FURNITURE, FIXTURES AND EQUIPMENT, NET                                                                    15,400

                                                                                               ------------------
                                                                                               $       5,274,646
                                                                                               ==================

                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                                                               $         576,900
Accrued expenses                                                                                          79,780
Current portion of long-term debt
                                                                                               ------------------
                                                                                                         656,680

STOCKHOLDERS' EQUITY
Common stock - $.0001 par value; 3,000,000 shares
    authorized; 600,000 issued and outstanding                                                               600
Retained earnings                                                                                      4,617,366
                                                                                               ------------------
    Total stockholders' equity                                                                         4,617,966
                                                                                               ------------------
      Total liabilities and stockholders' equity                                               $       5,274,646
                                                                                               ==================
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BLUE SKY NATURAL BEVERAGE CO.

STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 (Unaudited)
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

                                                                                                         2000
                                                                                                         ----


NET SALES                                                                                                $ 5,156,185

COST OF SALES                                                                                              3,643,876
                                                                                                  -------------------

GROSS PROFIT                                                                                               1,512,309


SELLING EXPENSES                                                                                             598,968

GENERAL AND ADMINISTRATIVE EXPENSES                                                                        1,004,593
                                                                                                  -------------------

OPERATING LOSS                                                                                               (91,252)


INTEREST INCOME AND OTHER                                                                                    314,335

GAIN ON SALE OF ASSETS                                                                                     6,402,838

INTEREST EXPENSE                                                                                            (101,646)
                                                                                                  -------------------

NET INCOME                                                                                               $ 6,524,275
                                                                                                  ===================


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